UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2011

STANDARD CAPITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24707	91-1949078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

557 M. Almeda Street, Metro Manila, Philippines
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  011-632-724-5517

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⁭      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

⁭      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 26, 2011, Standard Capital Corporation, a Delaware corporation (the “Company”), entered into a voluntary share exchange transaction with Singapore Volition Pte Limited, a Singapore registered company (“Volition”), pursuant to a Share Exchange Agreement (the “Exchange Agreement”) by and among the Company and its controlling stockholders, on the one hand, and Volition and the stockholders of Volition (the “Selling Stockholders”), on the other hand.  Volition is developing a suite of epigenetic cancer detection blood tests.

At the closing of the transactions contemplated by the Exchange Agreement (the “Closing”), the Company will issue 6,908,652 shares of its common stock (the “Shares”) to the Selling Stockholders in exchange for 100% of the currently issued and outstanding capital stock of Volition (the “Exchange Transaction”).  Volition will become the Company’s wholly-owned subsidiary, and the Company will acquire the business and operations of Volition.  Volition has two subsidiaries, Belgian Volition SA, a Belgium registered company of which it owns 99.9% of the issued and outstanding shares, and HyperGenomics Pte Limited, a Singapore registered company and wholly-owned subsidiary of Volition.

As of the Closing, Volition will have outstanding and unexercised warrants to acquire a total of 1,650,000 shares of its common stock which will survive the Closing.  Volition is also a party to a Share Purchase Agreement with ValiRx PLC, a registered company of England and Wales (“ValiRX”), whereby Volition has agreed to acquire all of the issued and outstanding shares of ValiRX in exchange for shares of either Volition or the Company worth USD $1,110,000.

The Exchange Agreement contains customary representations, warranties, and conditions to closing.  The foregoing description of the terms and conditions of the Exchange Agreement and the transactions contemplated thereunder that are material to the Company does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference into this Item 1.01.

Section 9 - Financial Statements and Exhibits

Item 9.01.                     Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit
Number                      Description

2.1	Share Exchange Agreement, dated September 26, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 29, 2011                                                                          STANDARD CAPITAL CORPORATION

                    By: /s/ Alexander B. Magallano
           Alexander B. Magallano
             Chief Executive Officer, President and Director